UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2020

Ultragenyx Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36276	27-2546083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court
Novato, California		94949
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 483-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RARE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 23, 2020, Ultragenyx Pharmaceutical Inc. (the “Company”) issued a press release (the “Press Release”) with Solid Biosciences Inc. (“Solid”), a life sciences company focused on advancing meaningful therapies for Duchenne muscular dystrophy (“Duchenne”), announcing that the parties have entered into a strategic collaboration and license agreement (the “Collaboration Agreement”) to focus on the development and commercialization of new gene therapies for Duchenne. The parties will collaborate to develop products that combine Solid’s differentiated microdystrophin construct, the Company’s HeLa producer cell line (PCL) manufacturing platform, and AAV8 variants. Pursuant to the Stock Purchase Agreement and the Investor Agreement (the “Investor Agreement”), in each case between the parties dated as of October 22, 2020 and entered into in connection with the strategic collaboration, the Company also purchased 7,825,797 shares of Solid’s common stock, par value $0.001 per share (the “Solid Shares”), for an aggregate purchase price of $40 million. Subject to the terms of the Investor Agreement, the Company is restricted from selling, transferring or otherwise disposing of the shares without the prior approval of Solid until the earlier of (i) 18 months following the closing of the transaction, (ii) the termination of the Collaboration Agreement and (iii) certain other specified events. The Company also agreed to customary standstill restrictions in accordance with the terms of the Investor Agreement until the earlier of (a) 24 months after the closing of the transaction and (b) certain specified events.

A copy of the Press Release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 23, 2020.
104	The cover page from the Company’s Current Report on Form 8-K dated October 23, 2020 formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ultragenyx Pharmaceutical Inc.

Date:	October 23, 2020	By:	/s/ Emil D. Kakkis, M.D., Ph.D.
Emil D. Kakkis, M.D., Ph.D. President and Chief Executive Officer